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                                                              EXHIBIT 10.2(6)(a)



                                 FIRST AMENDMENT
                                       TO
                      BELO 2000 EXECUTIVE COMPENSATION PLAN


         A. H. Belo Corporation, a Delaware corporation, pursuant to authorization by the Compensation Committee of the Board of Directors, adopts the following amendments to the Belo 2000 Executive Compensation Plan (the "Plan"), effective as of December 31, 2000.

         1. The reference to "A. H. Belo Corporation" that appears in the introductory paragraph to the Plan is amended to "Belo Corp."

         2. The phrase "the earliest age that qualifies as the Participant's Early Retirement Age under The G. B Dealey Retirement Pension Plan" that appears in Section 5(l) and Section 7(k) of the Plan is amended to read "the earliest age that qualifies as Early Retirement Age under The G. B Dealey Retirement Pension Plan."

         Executed this 20th day of December, 2000.

                                 A. H. BELO CORPORATION



                                 By   /s/ Marian Spitzberg
                                   --------------------------------------------
                                      Marian Spitzberg
                                      Senior Vice President/Human Resources